CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT ("Agreement") is entered into this 4th day of August 1995, but made effective as of the 1st day of March 1995 by and between BRIA Communications Corporation, a New Jersey corporation (and its designees) (collectively referred to as "Client") with principal offices at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, and East-West Trading Corporation ("Consultant").


                                    PREMISES

         WHEREAS, Consultant is familiar with business conditions and contacts in BRIA's industry in China and Europe.

         WHEREAS, Client desires to secure the services of Consultant and to protect its interest in obtaining comprehensive covenants from Consultant not to compete with Client nor to divulge Client's confidential information.

         WHEREAS, Consultant desires to enter into a written agreement to serve as a consultant to Client for the purpose of introducing Client to persons and entities for potential acquisitions, joint venture partnerships, or other business alliances in China and Europe.

                                    AGREEMENT

         NOW, THEREFORE, based on the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual covenants and agreements contained herein, and in reliance on the representations and warranties set forth in this Agreement, the benefits to be derived herein and for other valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, Client and Consultant agree as follows:


Section 1- Engagement of Consultant and Term of Agreement.

         A. Client retains Consultant to assist Client in general business consulting, including the introduction in China and Europe of Client to persons and entities that will enhance the value of Client's stock by establishing and maintaining the stock quote on the bulletin board market system and developing a market and market makers, as well locating potential acquisition candidates in China or Europe and performing other services that Client's board of directors reasonably requests from time to time ("Consulting Services").

         B. The term of this Agreement ("Term") shall, subject to earlier termination as described herein, be one (1) year from the execution of this Agreement, unless Consultant provides Client at least 30 days or Client provides to Consultant at least 14 days written notice of its decision to terminate this Agreement.

Section 2 - Compensation

         Client shall compensate Consultant in the following manner:

         A. Client shall compensate Consultant one hundred twenty thousand (120,000) post-reverse shares of Client's common stock, par value $0.02 per share ("Common Stock") pursuant to Regulation S of the Securities Act of 1933. Payment of shares shall be made immediately with the formal of this Agreement.

         B. Consultant shall be granted an option to purchase two hundred fifty thousand (250,000) post-reverse shares of Client's common stock at the exercise price $0.50 per share. The options under this paragraph 2(B) are to be exercise, if at all, within one (1) year of the execution of this Agreement (Requisite Option Agreement and Notice of Exercise are attached as Annex A hereto and incorporated herein by this reference) and issued pursuant to Regulation S of the Securities Act of 1933.

         C. All shares of stock that are issued to Consultant under this Agreement shall, when issued, be validly issued, fully paid and nonassessable. Section 3 - Client's Representations

Section 3 - Client's Representations

         Client represents, warrants and covenants to Consultant that each of the following is true and complete as of the date of this Agreement:

                  A.  Client's  Authority  for  Agreement.   The  execution  and
                  delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Client. This Agreement has been duly executed and delivered by Client and constitutes the valid and legally binding obligation of Client enforceable in accordance with its terms, except to the extent that enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally. To the best of Client's knowledge, after due inquiry, the execution and delivery of this agreement and the consummation of the transaction contemplated herein will not conflict with any mortgage, indenture, lease, contract, commitment, agreement, or other instrument, permit, concession, grant, franchise, license, judgement, order, decree, statute, law, ordinance, rule or regulation applicable to Client or any of its properties or assets.

                  B. Consents and Authorizations. No consent, approval, order or authorization of, or registration, declaration, compliance with or filing with, any governmental or regulatory authority is required in connection with the execution and delivery of this Agreement to permit the consummation by Client of the transactions contemplated herein or to prevent the termination of any material right, privilege, license or agreement of Client or to prevent any material loss to Client or the Client's business, by reason of the transactions contemplated herein.

Section 4 - Non-Circumvention

         Client agrees that Client will not enter into any merger with or acquisition of a Target Company, raise any funds for which Consultant provided services, or enter into any transaction involving a business opportunity or asset introduced to Client by Consultant, without compensating Consultant pursuant to this Agreement. Neither will Client terminate this Agreement solely as a means to avoid paying Consultant compensation earned or to be earned, or in any other way attempt to circumvent Consultant.


Section 5 - Termination of Agreement by Consultant and by Client

         Consultant may terminate this Agreement if the following occurs:

         A.       Payments due under this Agreement are not timely made.

         B. Consultant makes a bona fide decision to terminate its business and liquidate its assets.

         C. An unanticipated material change in either the market, Client or Consultant makes continued performance under this Agreement unreasonable.

         D.       Breach of any provision of this Agreement.

         E. Notwithstanding the termination of this Agreement, Consultant shall be entitled to receipt of all compensation owed pursuant to Sections 2(A)-2(D) up to the time of termination of this Agreement.

         Client may terminate this Agreement under the following conditions:

         A. Consultant fails to follow Client's reasonable instructions. Client must advise Consultant that his actions or inactions are unacceptable and give Consultant thirty (30) days for which to comply. If Consultant fails to comply within thirty
                  (30) days, Consultant may be terminated hereunder by Client's service of notice of termination to Consultant.

         B. If, in the judgment of the Board of Directors of Client, Consultant's actions or conduct would make it unreasonable to require Client to retain Consultant. Such acts include, and are in the nature of, dishonesty, illegal activities, activities harmful to the reputation of the Client, and activities which create civil or criminal liability for the Client.

         C. Notwithstanding the termination of this Agreement, Consultant shall be entitled to receipt of all compensation owed pursuant to Sections 2(A)-2(D) up to the time of termination of this Agreement.


Section 6 -Nondisclosure of Confidential Information

         In   consideration   for  the  Client  entering  into  this  Agreement,
         Consultant agrees that the following items used in the Client's business are secret, confidential, unique, and valuable, were developed by Client at great cost and over a long period of time, and disclosure of any of the items to anyone other than Client's officers, agents, or authorized employees will cause Client irreparable injury.

                  A. Non-public financial information, accounting information, plans of operations, possible mergers or acquisitions prior to the public announcement.

                  B.  Customer  lists,   call  lists,  and  other   confidential
                      customer data;

                  C. Memoranda, notes, records concerning the technical and creative processes conducted by Client;

                  D. Sketches, plans, drawings and other confidential research and development data or;

                  E.  Manufacturing   processes,   chemical  formulae,  and  the
                      composition of Client's products.

         Consultant shall have no liability to the Client with respect to the use or disclosure to others not party to this Agreement, of such information as Consultant can establish to:

                  A.  have been publicly known;

                  B.  have  become   known,   without   fault  on  the  part  of
                      Consultant, subsequent to disclosure by Client of such information to Consultant;

                  C.  have  been   otherwise   known  by  Consultant   prior  to
                      communication   by  the  Client  to   Consultant  of  such
                      information, or

                  D. have been received by Consultant at any time from a source other than Client lawfully having possession of such information.

Section 7 - Best Efforts

         Consultant agrees that it will at all times faithfully and to the best of its experience, ability and talents, perform all the duties that may be required of and from Consultant pursuant to the terms of this Agreement. Consultant does not guarantee that its efforts will have any impact on Client's business or that any subsequent financial improvement will result from Consultant's efforts.

Section 8 - Client's Right to Approve Transaction

         Client expressly retains the right to approve, in its sole discretion, each and every transaction introduced by Consultant that involves Client as a party to any agreement. Consultant and Client mutually agree that Consultant is not authorized to enter into agreements on behalf of Client.

Section 9 -  Client  Under  No Duty or  Obligation  to  Accept  or  Close on any
             Transactions

         It is mutually understood and agreed that Client is not obligated to accept or close any transaction submitted by Consultant.

Section 10 - All Prior Agreements Terminated

         This Agreement comprises the entire agreement and understanding between the parties hereto at the date of this Agreement as to the subject matter hereof and supersedes and replaces all proposals, prior negotiations and agreements, whether oral or written, between the parties hereto in connection with the subject matter hereof. None of the parties hereto shall be bound by any conditions, definitions, warranties or representations with respect to the subject matter of this Agreement other than as expressly provided in this Agreement unless the parties hereto subsequently agree to vary this Agreement in writing, duly signed by authorized representatives of the parties hereto.

Section 11 - Consultant is not an Agent or Employee of Client

         Consultant's obligations under this agreement consist solely of the Consulting Services described herein. In no event shall Consultant be considered to act as the employee or agent of Client or otherwise represent or bind Client. For the purposes of this Agreement, Consultant is an independent contractor. All final decisions with respect to acts of Client or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by Consultant hereunder, shall be those of Client or such affiliates and Consultant, its employees or agents shall under no circumstances be liable for any expense incurred or loss suffered by Client as a consequence of such action or decisions.

Section 12 - Miscellaneous

         A. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of the parties hereto.

         B. Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         C. Waiver. No term of this Agreement shall be considered waived and no breach excused by either party unless made in writing. No consent, waiver or excuse by either party, express or implied, shall constitute a subsequent consent, waiver or excuse.

         D.       Assignment:

                  (i) The rights and  obligations of the  Consultant  under this
                      Agreement shall inure to the benefit of and shall be binding upon its successors and assigns. There shall be no rights of transfer or assignment of this Agreement by Client except with the prior written consent of the Consultant.

                  (ii)Nothing  in  this  Agreement,  expressed  or  implied,  is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

         E. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the Unites States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal or when sent by facsimile transmission, charges prepaid provided that the communication is addressed:

                  (i) In the case of Consultant to:

                      East-West Trading Corporation
                      National Bank Building, Memorial Square
                      Charleston, Nevis, West Indies

                  (ii) In the case of Client to:

                       BRIA Communications Corporation
                       ATTN:  Richard Lifschutz
                       268 West 400 South, Suite 300
                       Salt Lake City, Utah  84101
                       (801) 575-8073

                  or to such other person or address designated by Client in writing to receive notice.

         F. Headings and Captions. The headings of paragraphs are included solely for convenience. If a conflict exists between any heading and the text of this Agreement, the text shall control.

         G. Entire Agreement. This instrument and the exhibits to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts but the aggregate of the counterparts together constitute only one and the same instrument.

         H. Effect of Partial Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal or unenforceable provisions.

         I. Controlling Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Utah, without regard to its law on the conflict of laws. Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction in Salt Lake County, Utah. The parties exclude any and all statutes, laws and treaties which would allow or require any dispute to be decided in another forum or by other rules of decision than provided in this Agreement.

         J. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover actual attorneys' fees, court costs, and other costs incurred in proceeding with the action from the other party. The attorney's fees, court costs or other costs, may be ordered by the court in its decision of any action described in this paragraph or may be enforced in a separate action brought for determining attorneys' fees, court costs, or other costs. Should either party be represented by in-house counsel, all parties agree that that party may recover attorneys' fees incurred by that in-house counsel in an amount equal to that attorney's normal fees for similar matters, or, should that attorney not normally charge a fee, by the prevailing rate charged by attorneys with similar background in that legal community.

         K. Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         L. Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein.

         M. Indemnification. Client and Consultant agree to indemnify, hold harmless and, at the party seeking indemnification's sole option, defend the other from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties, court fees, and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from a breach of any representation, warranty, covenant condition or agreement of the other party to this Agreement. Neither party shall be responsible to the other party for any consequential or punitive damages.

         0. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

         P. Facsimile Counterparts. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date herein above written.

BRIA Communications Corporation                    East-West Trading Corporation


/s/ Richard Lifschutz                        /s/ Darren Colquitt
Richard Lifschutz, President                 First Directors, Limited, President
                                             Represented by: Darren Colquitt

                                    EXHIBIT A

                               SUITABILITY LETTER


TO:      BRIA Communications Corp.
         c/o Richard Lifschutz
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101


         East-West Trading Corporation ("East-West") makes the following representations with the intent that they may be relied on by BRIA Communications Corp. (the "Company"), in determining East West's suitability as a purchaser of securities of the Company (the "Shares").

         1. East-West has received and read the Company's quarterly report on Form 10-QSB for September 30, 1994 and the annual report on Form 10-KSB for the year ended December 31, 1993, and any amendments to such reports (the "Annual and Quarterly reports") and East-West is familiar with all terms and provisions thereof.

         2. East-West has adequate means of providing for its current needs and possible contingencies and have no need in the foreseeable future for liquidity of any investment in the Company.

         3.       For Foreign Investors Only:

               (a) Offshore Transaction. East-West confirms that the offer and sale of the Shares occurred in an "offshore transaction" in that:

                    (i)  East-West  [ ]is [ ]is  not a  "person"  in the  United
               States.
                    (ii) At the time the  Subscription  Agreements  were entered into, East-West was outside the United States. [ ] Yes [ ] No

               (b) Non "U.S. Person." East-West is not a U.S. Person, as defined below. For purposes of the above representation, "U.S. Person" means:

                    (i) any natural person resident in the United States;
                    (ii)   any   partnership   or   corporation   organized   or
               incorporated under the laws of the United States;
                    (iii) any estate of which any executor or administrator is a
               U.S. Person;
                    (iv) any trust of which any trustee is a U.S. Person;
                    (v) any agency or branch of a foreign  entity located in the
               United States;

                    (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
                    (vii) any  partnership or  corporation  if: (A) organized or incorporated under the laws of any foreign jurisdiction;and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

         4. East-West has previously been advised that East-West would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which East-West might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information contained in the Annual and Quarterly Reports.

         5. East-West has personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. East-West acknowledges that if it would like to further avail itself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

         6. East-West has been advised that no accountant or attorney engaged by the Company is acting as East-West representative, accountant, or attorney.

         7. East-West is a bona fide resident of Nevis, West Indies with its principal offices in the National Bank Building, Memorial Square, Charleston, Nevis, West Indies. The address below is the true and correct principal place of business.

         DATED this 4th day of August 1995.

East-West Trading Corporation


/s/ Darren Colquitt
First Directors Limited, President
Represented by Darren Colquitt


East-West Trading Corporation
National Bank Building, Memorial Square
Charleston, Nevis, West Indies

                               NOTICE OF EXERCISE

                   [To be signed only upon exercise of Option]

TO:      BRIA Communications Corp.

         The undersigned, the owner of the Attached Option, hereby irrevocably elects to exercise the rights to purchase thereunder ______________ shares of Common Stock of BRIA Communications Corp. and herewith pays for the shares in the manner specified in the Option. The undersigned requests that the certificates for such shares be delivered as per instructions indicated below. If such shares are not all of the shares available under the Option, the undersigned further requests that a new option certificate be issued and delivered to the undersigned for the remaining shares purchasable under the Option.

DATED this 4th day of August 1995.



                                                         By: /s/ Darren Colquitt

Instructions for delivery: